UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2022

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40205 (Commission File Number)	77-0487526 (I.R.S. Employer Identification No.)

One Lagoon Drive, Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 598-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027		The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033		The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Issuance of 3.900% Senior Notes due 2032

On April 5, 2022, Equinix, Inc. (“Equinix”) issued and sold $1.2 billion aggregate principal amount of its 3.900% Senior Notes due 2032 (the “Notes”), pursuant to an underwriting agreement dated March 31, 2022 (the “Underwriting Agreement”) among Equinix and the several underwriters named in Schedule II thereto.

The Notes were issued pursuant to an indenture dated December 12, 2017 (the “Base Indenture”) between Equinix and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Twentieth Supplemental Indenture dated April 5, 2022 (the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”) between Equinix and the Trustee.

The Notes were offered pursuant to Equinix’s Registration Statement on Form S-3 (No. 333-249763) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on October 30, 2020, including the prospectus contained therein dated October 30, 2020, a preliminary prospectus supplement dated March 31, 2022 and a final prospectus supplement dated March 31, 2022.

The Notes will bear interest at the rate of 3.900% per annum and will mature on April 15, 2032. Interest on the Notes is payable in cash on April 15 and October 15 of each year, beginning on October 15, 2022.

Prior to January 15, 2032 (the “Par Call Date”), Equinix may redeem the Notes at its election, at any time or from time to time, in whole or in part, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) 100% of the principal amount of Notes redeemed, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Supplemental Indenture) plus 25 basis points less (b) interest accrued to the date of redemption, plus in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, Equinix may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Upon a change of control triggering event, as defined in each Indenture, Equinix will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase, plus accrued interest, if any, to, but excluding, the date of purchase.

The Notes are Equinix’s general unsecured senior obligations and rank equally with Equinix’s other unsecured senior indebtedness. The Notes effectively rank junior to Equinix’s secured indebtedness to the extent of the collateral securing such indebtedness and to all liabilities of Equinix’s subsidiaries. The Notes are not guaranteed by Equinix’s subsidiaries, through which Equinix currently conducts substantially all of its operations.

The Indenture contains restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indenture contains customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal of the Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to Equinix or its material restricted subsidiaries, the principal amount of the Notes together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

Equinix intends to allocate an amount equal to the net proceeds from the offering of the Notes to finance or refinance, in whole or in part, recently completed or future Eligible Green Projects, with disbursements covering project expenditures for up to two years preceding the issuance date of the Notes and until and including the maturity date of the Notes, including the development and redevelopment of such projects. Pending the allocation of an amount equal to the net proceeds from the offering of the Notes to Eligible Green Projects, Equinix expects to hold or invest an amount equal to the unallocated balance of the net proceeds in cash, cash equivalents and/or U.S. government securities.

The above descriptions of the Indenture and the Notes are qualified in their entirety by reference to the Base Indenture and the Twentieth Supplemental Indenture. A copy of the Base Indenture, the Twentieth Supplemental Indenture, and the form of the Notes are filed as Exhibits 4.1, 4.2, 4.3, to this Current Report on Form 8-K.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 8.01 Other Events

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, dated March 31, 2022 among Equinix, Inc. and BNP Paribas Securities Corp., BofA Securities, Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., MUFG Securities Americas Inc., as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated as of December 12, 2017, between Equinix, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed December 12 2017)

4.2*	Twentieth Supplemental Indenture, dated as of April 5, 2022, between Equinix, Inc. and U.S. Bank Trust Company National Association, as trustee

4.3*	Form of 3.900% Senior Note due 2032 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: April 5, 2022